UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2016

RESTAURANT BRANDS INTERNATIONAL INC.

RESTAURANT BRANDS INTERNATIONAL LIMITED

PARTNERSHIP

(Exact name of registrant as specified in its charter)

Canada Ontario	001-36786 001-36787	98-1202754 98-1206431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Restaurant Brands International Inc.

Restaurant Brands International Limited Partnership

226 Wyecroft Road

Oakville, Ontario L6K 3X7

(Address of principal executive offices, including Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2016, Restaurant Brands International Inc. (the “Company”) held its 2016 Annual and Special Meeting of Shareholders (the “Meeting”). At the Meeting, the Company’s shareholders: (i) elected the eleven (11) directors specifically named in the Company’s management information circular and proxy statement (the “Proxy Statement”), each to serve until the close of the 2017 Annual Meeting of Shareholders or until his successor is elected or appointed (ii) approved, on an advisory basis, the compensation paid by the Company to its named executive officers, (iii) appointed KPMG LLP as the Company’s auditors to serve until the close of the 2017 Annual Meeting of Shareholders and authorized the Company’s directors to fix the auditors’ remuneration, (iv) approved amendments to the 2014 Omnibus Incentive Plan that would permit common shares not used to settle awards under prior plans to be used under the 2014 Omnibus Plan and make other administrative changes, and (v) did not approve a shareholder proposal to adopt a written board diversity policy. The voting results for each proposal are as follows:

Proposal 1: Election of the eleven (11) directors specifically named in the proxy statement, each to serve until the close of the 2017 Annual Meeting of Shareholders or until his successor is elected or appointed:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non- Votes
Alexander Behring	434,844,151	11,413,550	16,406,212
Marc Caira	445,699,049	558,652	16,406,212
Martin E. Franklin	443,720,891	2,536,810	16,406,212
Paul J. Fribourg	443,532,192	2,725,509	16,406,212
Neil Golden	446,056,477	201,223	16,406,213
John A. Lederer	446,081,530	176,171	16,406,212
Thomas V. Milroy	445,530,541	727,160	16,406,212
Daniel S. Schwartz	446,035,441	222,259	16,406,213
Carlos Alberto Sicupira	442,030,937	4,226,764	16,406,212
Roberto Moses Thompson Motta	444,400,349	1,857,352	16,406,212
Alexandre Van Damme	443,029,685	3,228,016	16,406,212

Proposal 2: Approval, on an advisory basis, of the compensation paid by the Company to its named executive officers:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
433,681,691	12,436,572	145,545	16,400,105

Proposal 3: Appointment of KPMG LLP as the Company’s auditors to serve until the close of the 2017 Annual Meeting of Shareholders and authorization of the Company’s directors to fix the auditors’ remuneration:

Number of Votes For	Number of Votes Withheld	Broker Non-Votes
458,522,522	4,132,973	7,020

Proposal 4: Approval of amendments to the 2014 Omnibus Incentive Plan that would permit common shares not used to settle awards under prior plans to be used under the 2014 Omnibus Plan and make other administrative changes:

Number of Votes For	Number of Votes Against	Broker Non-Votes
437,799,809	8,454,165	16,407,231

Proposal 5: Consideration of a shareholder proposal to adopt a written board diversity policy:

Number of Votes For	Number of Votes Against	Number of Votes Withheld	Broker Non-Votes
72,840,783	357,113,358	10,344,110	22,365,662

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC.

/s/ Jill Granat
Date: June 13, 2016	Name: Jill Granat
Title: General Counsel and Corporate Secretary